Supplement dated July 13, 2020
to the Prospectus of the following Fund:
Fund	Prospectus
Columbia Acorn Trust
Columbia Acorn® Fund	5/1/2020
The reorganization of Columbia Acorn SelectSM with and into Columbia Acorn® Fund closed on July 10, 2020. Therefore, effective immediately the disclosure of the Transfer Agent's contractual agreement to waive a portion of the fees payable by the Fund, which appears as the third paragraph under the heading "Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements" in the "More Information About the Fund" section of the prospectus, is hereby superseded and replaced with the following.
The Transfer Agent has contractually agreed to waive a portion of the fees payable by the Fund such that through April 30, 2022, fees paid by the Fund to the Transfer Agent do not exceed the annual rate of 0.05% of the average daily net assets of Class Inst2 shares of the Fund unless sooner terminated at the sole discretion of Fund’s Board of Trustees.
The rest of the section remains unchanged.
Shareholders should retain this Supplement for future reference.
SUP110_12_007_(07/20)